United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2008 (February 8, 2008)

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28926	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive, Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (703) 984-8400

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 8, 2008, ePlus inc. announced by press release its results of operations for the quarter and fiscal year ended March 31, 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  It should be noted that the February 8, 2008 press release incorrectly stated, in the last sentence of the second to last paragraph on the first page, that "the Company did not purchase any common stock during FY07." However, as disclosed in Item 5 of our Annual Report on Form 10-K for the fiscal year ended March 31, 2007, which was filed with the SEC on February 8, 2008, we purchased 209,000 shares of common stock during the period April 1, 2006 through June 30, 2006.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits:

Exhibit No.                              Description

99.1               Press release dated February 8, 2008 issued by ePlus inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Steven J. Mencarini
Steven J. Mencarini
Date: February 12, 2008	Chief Financial Officer

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